UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2004


                       World Wrestling Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                       000-27639             04-2693383
    ----------------------------         --------------      -------------------
    (State or other jurisdiction          (Commission          (IRS Employer
    of incorporation)                     File Number)       Identification No.)


                    1241 East Main Street, Stamford, CT           06902
           -----------------------------------------------      ----------
               (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.     Other Events and Regulation FD Disclosure

     On May 20, 2004,  World Wrestling  Entertainment,  Inc. (the "Company") and

The Vincent K. McMahon Irrevocable Trust dated June 30, 1999 (the "Trust") entered into an Underwriting Agreement (the "Underwriting Agreement") with UBS Securities LLC and Natexis Bleichroeder Inc., as representatives of the several underwriters listed in the Underwriting Agreement, in connection with the sale by the Trust of 6,144,908 shares of the Company's Class A Common Stock pursuant to a prospectus supplement that was filed with the Securities and Exchange Commission on May 21, 2004 and the sale of up to an additional 921,736 shares of Class A Common Stock pursuant to the exercise of the over-allotment option by the Underwriters. Attached hereto as Exhibit 1.1 is a copy of the Underwriting Agreement.

     On May 21, 2004, the Company issued a press release announcing the sale by the Trust of the 6,144,908 shares of the Company's Class A Common Stock. Attached hereto as Exhibit 99.1 is a copy of the press release.


Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            1.1 Underwriting Agreement, dated May 20, 2004, by and among World Wrestling Entertainment, Inc., The Vincent K. McMahon Irrevocable Trust dated June 30, 1999 and UBS Securities LLC and Natexis Bleichroeder Inc., as representatives of the several underwriters.

            99.1     Press Release dated May 21, 2004.





                               Page 2 of 4 pages.
                            Exhibit Index on page 4.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WORLD WRESTLING ENTERTAINMENT, INC.



                                            By:  /s/  Philip B. Livingston
                                                 -------------------------
                                                 Philip B. Livingston
                                                 Chief Financial Officer

Dated:  June 30, 2004







                               Page 3 of 4 pages.
                            Exhibit Index on page 4.

                                  EXHIBIT INDEX
                                  -------------


         1.1 Underwriting Agreement, dated May 20, 2004, by and among World Wrestling Entertainment, Inc., The Vincent K. McMahon Irrevocable Trust dated June 30, 1999 and UBS Securities LLC and Natexis Bleichroeder Inc., as representatives of the several underwriters.

         99.1       Press Release dated May 21, 2004.












                               Page 4 of 4 pages.
                            Exhibit Index on page 4.